UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     March 30, 2011

China CGame, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Research Building, No.801 Wuzhong Road, Changzhou Science and Education Industrial Park Wujin District, Changzhou, Jiangsu, People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-519-86339908

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2011, China CGame, Inc.’s (the “Company”) subsidiary, Shanghai ConnGame Network, Ltd (the “Shanghai ConnGame”), entered into a Supplemental Agreement to the Cooperation Agreement dated July 12, 2010 (the “Supplemented Cooperation Agreement”) with the Administrative Committee of Jiangsu Wujin High Technology Industrial Development Zone (the “Administrative Committee”).

Pursuant to the Supplemented Cooperation Agreement, the Company established Changzhou ConnGame Network, Ltd (the “Changzhou ConnGame”), as a new indirect subsidiary of the Company to be located in Jiangsu Wujin High Technology Industrial Development Zone. Additionally, Shanghai ConnGame agreed to relocate its headquarters to Changzhou and to ensure that the revenue from its new products will be recorded by Changzhou ConnGame. The Administrative Committee indicated that it would cause an investment of RMB 20 million to be made into a subsidiary of the Company, and also agreed to use its best efforts to assist Changzhou ConnGame to obtain funds and preferential policies for certain early stage operating expenses from provincial, municipal and district governments, and such agreement to assist ceasing after Changzhou ConnGame after RMB 10 Million of support has been provided.

ITEM 7.01	Regulation FD Disclosure.

On April 4, 2011, the Company issued a press release announcing the execution of the Supplemental Agreement to the Cooperation Agreement with Jiangsu Wujin High Technology Industrial Development Zone.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

9.01 (d) Exhibits

Exhibit Number	Description
10.1
Supplemental Agreement to Cooperation Agreement dated March 30, 2011, by and between Shanghai ConnGame Network, Ltd and the Administrative Committee of Jiangsu Wujin High Technology Industrial Development Zone.

99.1	Press Release dated April 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2011	China CGame, Inc.

	By:	/s/ Zhixin (Steven) Xing
Name: Zhixin (Steven) Xing
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Supplemental Agreement to Cooperation Agreement dated March 30, 2011, by and between Shanghai ConnGame Network, Ltd and the Administrative Committee of Jiangsu Wujin High Technology Industrial Development Zone.

99.1	Press Release dated April 4, 2011